Equity Investment	12 Months Ended
Dec. 31, 2021
Equity Investment [Abstract]
EQUITY INVESTMENT

NOTE 4 - EQUITY INVESTMENT

Rail Vision Ltd. (“Rail Vision”) was incorporated in Israel on April 18, 2016 and is a development stage company that is focused on train safety, accident prevention and enhanced efficiency in the rail industry.

During 2016, the Company entered into a share purchase agreement to acquire 32% of the share capital of Rail Vision and three types of warrants to purchase ordinary shares of Rail Vision (there were no outstanding warrants to purchase shares of Rail Vision as of December 31, 2021 and December 31, 2020).

The Company’s total investment in Rail Vision amounted to $1,422 and was allocated to warrants investment and investment in the ordinary shares based on the relative fair value, as of the date of investment completion.

From 2016 to 2020, the Company had a significant influence in Rail Vision but did not own a majority equity interest or otherwise a control in it, consequently the Company accounted the investment in Rail Vision using the equity method and is included as an investment in an affiliate company in the consolidated balance sheet.

In 2019, Knorr-Bremse Systeme für Schienenfahrzeuge GmbH (“KB”), an affiliate of Knorr-Bremse AG (Frankfurt: KBX), a global market leader for braking systems and a leading supplier of other rail and commercial vehicle subsystems, invested $10,000 in Rail Vision, representing a post investment valuation of approximately $47,000, reflecting 21.34% of Rail Vision’s issued and outstanding capital. KB has also been issued warrants to purchase Rail Vision’s ordinary shares. During 2019, 20% of the warrants were exercised by KB and the remaining warrants expired. As of December 31, 2019, KB held 21.19% of Rail Vision’s issued and outstanding ordinary shares.

Following KB’s investment in Rail Vision, and exercise of warrants by KB and third parties during the year ended December 31, 2019, the Company’s holdings in Rail Vision, as of December 31, 2019, decreased to 24.12%. As a result, during 2019 the Company recorded a gain of $1,941 from issuance to third parties in “Equity in net loss (gain) of affiliated company.”

In October 2020, KB invested an additional $10,000 in Rail Vision, in consideration of issuance of preferred A shares of Rail Vision, representing a post-investment valuation of approximately $50,000, reflecting 19.81% of Rail Vision’s issued and outstanding capital (ordinary shares and preferred A shares). As of December 31, 2020, KB held 36.79% of Rail Vision’s issued and outstanding share capital.

As of December 30, 2020, the Company signed an agreement with other investors in Rail Vision, which reduced the Company’s right to nominate only one director (instead of two directors) out of eight directors on Rail Vision’s Board of Directors. Consequently, the Company has lost its significant influence over Rail Vision. The loss of significant influence over Rail Vision does not have a material impact on the Company’s consolidated statements of comprehensive loss. The Company presented the remaining equity interest in Rail Vision as an investment in equity securities without readily determined fair value since that date.

As of December 31, 2021, the Company held 19.31% (2020: 19.34%) of the issued and outstanding capital and 16.86% (2020: 15.83%) on a fully diluted basis of Rail Vision.

A.	The following tables present summarized financial information derived from Rail Vision’s consolidated financial statements, which are prepared on the basis of U.S. GAAP:

Operating data:	Year ended December 31,
	2020	2019
Revenue	--	--
Operating loss	(10,705)	(10,046)
Net loss	(10,707)	(10,032)